SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 11, 2010
Date of Report (Date of earliest event reported)

GUINNESS EXPLORATION, INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 333-139683
(Commission File Number)

98-0465540
 (IRS Employer Identification Number)

1312 North Monroe Street
Spokane, Washington 99201
(Address of principal executive offices)

509.252.9157
 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 – OTHER EVENTS
Item 8.01 – Other Events

Guinness Exploration Inc. (the ‘Company’) has recently been advised that the Tawa Claims portion of the Nantawa Project have lapsed. The Company has had discussions with the Yukon Department of Energy, Mines and Resources with respect to a potential reinstatement of the claims upon the filing of the assessment performed in 2009 on the property or other qualifying reports and is awaiting a determination in this matter. The Tawa Claims cover approximately 8.74 square kilometers and comprise approximately 28% of the total claims held by Guinness’ subsidiary Nantawa Resources Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUINNESS EXPLORATION, INC.

/s/ Alastair Brown
Alastair Brown,
President & Chief Executive Officer
Dated:  May 11, 2010